UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013

BAXANO SURGICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33744	33-0909022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Horizon Drive, Suite 230

Raleigh, North Carolina 27615

(Address of principal executive offices)

(Zip Code)

(919) 800-0020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On September 16, 2013, Joseph P. Slattery, Chief Financial Officer, Treasurer, and Secretary of Baxano Surgical, Inc. (the “Company”), resigned from his positions with the Company, effective as of September 27, 2013, to pursue another business opportunity.

Appointment of Interim Chief Financial Officer

On September 19, 2013, the Company’s Board of Directors appointed Timothy M. Shannon to the position of Interim Chief Financial Officer, Treasurer and Secretary of the Company, effective as of September 27, 2013.

After serving as a consultant to the Company since March 2013, Mr. Shannon, 49, became the Company’s Senior Director of Integration in May 2013 and Vice President of Finance in September 2013. Prior to joining the Company, he served as Vice President of Financial Reporting at Talecris Biotherapeutics, Inc., a producer and marketer of plasma-derived protein therapies, from 2006 to 2011. Previously, Mr. Shannon served as Chief Financial Officer and Treasurer of Harris Wholesale, Inc. from 2002 to 2006 and as Audit Director at PricewaterhouseCoopers LLP from 1986 to 2002. Mr. Shannon received a BSBA in Accounting from Appalachian State University and is a Certified Public Accountant.

In connection with his appointment, Mr. Shannon and the Company will enter into the Company’s standard form of indemnification agreement, as set forth in Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (Registration No. 333-144802), providing for indemnification and advancement of expenses to the fullest extent permitted by the General Corporation Law of the State of Delaware. Mr. Shannon and the Company will also enter into the Company’s standard form of employment severance agreement, as set forth in Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2011, providing for severance benefits in connection with a change in control of the Company.

Appointment of Vice President of Commercial Operations

On September 19, 2013, the Company’s Board of Directors appointed Greg D. Slusser to the position of Vice President of Commercial Operations of the Company, effective as of October 7, 2013.

Since 2007, Mr. Slusser, 52, has served as Vice President of Sales and Marketing at Defibtech, LLC, a manufacturer of automated external defibrillators. Previously, he served as Vice President of Sales at American Medical Systems, Inc. from 2005 to 2007 and in various sales and marketing positions of increasing responsibility at Johnson & Johnson Companies from 1988 to 2005. Mr. Slusser received a BBA in Computer Information Systems from Western Michigan University and has participated in advanced sales and marketing management programs at each of Columbia University and University of Michigan.

Pursuant to an offer letter, dated September 17, 2013, the Company has agreed to pay Mr. Slusser an annual base salary of $275,000. In addition, Mr. Slusser will be eligible to earn an annual target bonus of 35% of his base salary. Payment of the bonus will be based upon the achievement of Company and individual performance targets that will be determined by the Company. Mr. Slusser will also be entitled to participate in benefit plans made available to Company employees in comparable positions. Furthermore, Mr. Slusser will receive an option grant to purchase 125,000 shares of the Company’s common stock, which will vest as to 25% on the first anniversary of Mr. Slusser’s employment with the Company as Vice President of Commercial Operations and in 36 equal monthly installments thereafter.

The Company has also agreed to reimburse up to $90,000 in documented relocation costs if submitted before June 1, 2014 and, in the meantime, to pay for the cost of temporary housing expenses. If Mr. Slusser resigns from the Company during the first 12 months after the actual date of his completed relocation, he must return 100% of the relocation costs paid by the Company. If he resigns before completing 24 months of employment after the actual date of his completed relocation, he must return 50% of the relocation costs paid by the Company.

The foregoing summary of the terms of the offer letter does not purport to be complete and is qualified in its entirety by reference to the offer letter, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

In connection with his appointment, Mr. Slusser and the Company will enter into the Company’s standard form of indemnification agreement, as set forth in Exhibit 10.7 to the Company’s Registration Statement on Form S-1 (Registration No. 333-144802), providing for indemnification and advancement of expenses to the fullest extent permitted by the General Corporation Law of the State of Delaware. Mr. Slusser and the Company will also enter into the Company’s standard form of employment severance agreement, as set forth in Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 9, 2011, providing for severance benefits in connection with a change in control of the Company.

Item 8.01	Other Events.

As previously reported, on January 24, 2012, the Company received notice that a putative class action lawsuit had been filed in the U.S. District Court Eastern District, North Carolina, on behalf of all persons, other than defendants, who purchased the Company’s securities between February 21, 2008 and October 17, 2011.  The complaint alleged violations of the Securities Exchange Act of 1934, as amended, based upon purported omissions and/or false and misleading statements concerning the Company’s financial statements and reimbursement practices.  On September 7, 2012, the Company filed a motion to dismiss the complaint for failure to meet the heightened pleading requirements of the Private Securities Litigation Reform Act of 1995, among other grounds.  On September 19, 2013, the Company’s motion was granted and the complaint was dismissed with prejudice.

A copy of the press release announcing Mr. Shannon’s appointment as Interim Chief Financial Officer, Mr. Slusser’s appointment as Vice President of Commercial Operations, and the dismissal of the putative class action lawsuit is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Offer Letter, dated September 17, 2013, between Baxano Surgical, Inc. and Greg Slusser.
99.1	Press release, dated September 20, 2013.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXANO SURGICAL, INC.

Date: September 20, 2013	By:	/s/ Ken Reali
Ken Reali
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter, dated September 17, 2013, between Baxano Surgical, Inc. and Greg Slusser.
99.1	Press release, dated September 20, 2013.